Fees Summary	Feb. 05, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	645,972.68
Total Transaction Valuation	4,219,285,966.33
Total Offset Amount	0
Net Fee	$ 645,972.68